UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): August 3, 2011
DORAL FINANCIAL CORPORATION
(Exact Name of Registrant as Specified in Charter)

Puerto Rico	001-31579	66-031262
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
Incorporation)
1451 Franklin D. Roosevelt Avenue, San Juan, Puerto Rico 00920-2717
(Address of Principal Executive Offices, Including Zip Code)
Registrant’s telephone number, including area code: 787-474-6700
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders
Item 8.01 Other Events
SIGNATURES

Item 5.07 Submission of Matters to a Vote of Security Holders.
     The information required by this Item is included in Item 8.01 below and is incorporated into this Item 5.07 by reference.
Item 8.01 Other Events.
     The special meeting of Doral Financial Corporation (the “Company”) for the purpose of electing two directors to the Company’s Board of Directors by the holders of the Company’s Preferred Stock (the “Special Meeting”) was scheduled to be held on August 3, 2011. Due to the lack of a quorum, the Special Meeting was not able to be held.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DORAL FINANCIAL CORPORATION

Date: August 5, 2010	By:	/s/ Enrique R. Ubarri
		Name:	Enrique R. Ubarri
		Title:	Executive Vice President and General Counsel